Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Amendment No. 4 to Registration Statement File
No. 811-10095 under the Investment Company Act of 1940 of Master Small Cap Value Trust (the “Trust”) on Form N-1A of our report dated May 20, 2003 for the Trust, appearing in the March 31, 2003 Annual Report of the Merrill Lynch Small Cap Value Fund, Inc., in Part B of this Registration Statement.

/s/ Deloitte & Touche LLP Princeton, New Jersey July 16, 2003